UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2012

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Offering of Senior Unsecured Notes

On October 22, 2012, Halcón Resources Corporation (the “Company”) issued a press release announcing that it intends to commence a private offering to eligible purchasers of approximately $700 million aggregate principal amount of senior notes due 2021 (the “Notes”). Proceeds of the offering are expected to fund a portion of the cash consideration payable in connection with the Company’s pending acquisition of two newly formed, wholly owned subsidiaries of Petro-Hunt, L.L.C. and Pillar Energy, LLC, which upon closing of the acquisition will own producing and undeveloped oil and gas assets in the Williston Basin (the “Williston Basin Assets”).

The Notes have not been registered under the Securities Act of 1933 (the “Securities Act”) or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Notes may be resold by the initial purchasers pursuant to Rule 144A and Regulation S under the Securities Act.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

Attached as Exhibit 99.2 and incorporated herein by reference are an unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2012, and unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 30, 2012 and the year ended December 31, 2011. These unaudited pro forma financial statements give effect to the Company’s acquisition of the Williston Basin Assets on the bases, and subject to the assumptions, set forth therein in accordance with Article 11 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Halcón Resources Corporation dated October 22, 2012.

99.2	Pro forma condensed combined balance sheet of Halcón Resources Corporation as of June 30, 2012, and pro forma condensed combined statements of operations of Halcón Resources Corporation for the six months ended June 30, 2012 and the year ended December 31, 2011, giving effect to the Company’s acquisition of the Williston Basin Assets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

October 22, 2012	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Halcón Resources Corporation dated October 22, 2012.

99.2	Pro forma condensed combined balance sheet of Halcón Resources Corporation as of June 30, 2012, and pro forma condensed combined statements of operations of Halcón Resources Corporation for the six months ended June 30, 2012 and the year ended December 31, 2011, giving effect to the Company’s acquisition of the Williston Basin Assets.